UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 3, 2023
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.
The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 7, 2023, Hewlett Packard Enterprise Company (“HPE” or the “Company”) issued a press release regarding HPE’s financial guidance for the third quarter and the remainder of fiscal 2023, and announcing the information set forth in Item 5.02 below. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 3, 2023, Tarek Robbiati notified HPE of his intention to resign as Executive Vice President and Chief Financial Officer of HPE, effective as of August 25, 2023. Mr. Robbiati is departing HPE to become the Chief Executive Officer of RingCentral, Inc. Mr. Robbiati’s decision to resign is not a result of any disagreements with the Company, its Board of Directors, or its management on any matter relating to its operations, policies, or practices or any issues regarding financial statements, disclosures (financial or otherwise), financial condition or performance, accounting, or legal matters. HPE has engaged an executive recruiting firm and is in the process of conducting an executive search for a new Chief Financial Officer.

On August 4, 2023, the Board of Directors of HPE appointed Jeremy K. Cox as Interim Chief Financial Officer of HPE, effective as of August 25, 2023. Mr. Cox will continue to serve as HPE’s Senior Vice President, Corporate Controller, Chief Tax Officer and Principal Accounting Officer.

Mr. Cox, 46, has served as HPE’s Senior Vice President, Controller, Chief Tax Officer and Principal Accounting Officer since July 2022. Previously, he served as Senior Vice President, Global Tax and Head of Products and Services Finance from May 2021 to July 2022. Prior to that, Mr. Cox served as Senior Vice President, Global Tax, Financial Planning and Analysis, and Global Functions Finance from November 2018 to May 2021, Senior Vice President, Global Tax and Internal Audit from September 2017 to November 2018, Senior Vice President, Global Tax from September 2012 to September 2017 and Vice President and Senior Tax Counsel of HP Tax Research and Planning and APJ Taxes from 2008 to 2012. Prior to joining HP Inc. in 2008, Mr. Cox was Senior Tax Counsel for Electronic Data Systems beginning in 2005.

There are no arrangements or understandings between Mr. Cox and any other persons pursuant to which he will become HPE’s Interim Chief Financial Officer. There is no family relationship between Mr. Cox and any director, executive officer, or person nominated or chosen by HPE to become a director or executive officer at HPE. HPE has not entered into any transactions with Mr. Cox that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

As of the date of this Current Report on Form 8-K, no new or other compensatory arrangements have been entered into with Mr. Cox in connection with his appointment as Interim Chief Financial Officer.

Item 7.01	Regulation FD Disclosure.
A copy of the press release announcing Mr. Robbiati’s resignation and Mr. Cox’s appointment, and addressing HPE’s financial guidance for the third quarter and the remainder of fiscal 2023, is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Report is furnished and shall not be treated as filed for purposes of the Exchange Act.

Forward-looking statements
This Form 8-K and the press release furnished herewith contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “guidance,” “intend,” “will,” "may," and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of financial performance, plans, strategies and objectives of management for future operations or performance. Risks, uncertainties and assumptions include those that are described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise’s Securities and Exchange Commission reports. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Non-GAAP Financial Measures
HPE believes that providing certain non-GAAP financial measures, including guidance on such non-GAAP financial measures, in addition to the related GAAP measures provides investors with greater transparency to the information used by HPE’s management in its financial and operational decision making and allows investors to see HPE’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information provides HPE's investors with a supplemental view to understand Hewlett Packard Enterprise’s historical and prospective operating performance and to evaluate the efficacy of the methodology and information used by HPE’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates the comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner. Reconciliations of any non-GAAP financial measures to the most directly comparable GAAP measures can be found in HPE’s earnings press releases.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
99.1	Hewlett Packard Enterprise Company Press Release, dated August 7, 2023 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: August 7, 2023	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary